                                                                    Exhibit 3.23

------------------------------------------------------------------------------------------------------------------------------------
                                        MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                                                  BUREAU OF COMMERCIAL SERVICES
------------------------------------------------------------------------------------------------------------------------------------
Date Received                                         (FOR BUREAU USE ONLY)



-------------------------

                          This document is effective on the date filed, unless a
                          subsequent effective date within 90 days after received
                          date is stated in the document.
----------------------------------------------------------------------------------------
Name _________________________________________________________________________


Address ______________________________________________________________________


City  ___________________________ State _________________________________ Zip Code ______ Effective Date:




------------------------------------------------------------------------------------------------------------------------------------
Document will be returned to the name and address you enter above.
     If left blank documents will be mailed to the registered office.

              ARTICLES OF ORGANIZATION
                                                                                 ---------------------------------------------------
     For use by Domestic Limited Liability Companies                             B
                                                                                 ---------------------------------------------------
  (Please read information and instructions on last page)
Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

ARTICLE I
------------------------------------------------------------------------------------------------------------------------------------

The name of the limited liability company is _____________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
ARTICLE II
------------------------------------------------------------------------------------------------------------------------------------
The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.



------------------------------------------------------------------------------------------------------------------------------------
ARTICLE III
------------------------------------------------------------------------------------------------------------------------------------

The duration of the limited liability company if other than perpetual is:  _______________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
ARTICLE IV
------------------------------------------------------------------------------------------------------------------------------------
1.  The street address of the location of the registered office is:

_________________________________________________________________________________, Michigan ______________________________________
               (Street Address)                       (City)                                           (Zip Code)


2.  The mailing address of the registered office if different than above:

_________________________________________________________________________________, Michigan ______________________________________
               (Street Address or P.O. Box)           (City)                                           (Zip Code)


3.  The name of the resident agent at the registered office is:  _________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
ARTICLE V  (Insert any desired additional provision authorized by the Act; attach additional pages if needed.)
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                           Signed this __________ day of ____________________ , __________

                           By ____________________________________________________________
                                                     (Signature)

                           _______________________________________________________________
                                                 (Type or Print Name)